Equity - Schedule of the Income and Share Data Used In the Calculation of EPS (Details) - CLP ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Basic earnings per share:
Net income attributable to bank´s shareholders (in million Chilean pesos) (in Pesos)	$ 1,185,413	$ 1,248,476	$ 1,374,026
Weighted average number of ordinary shares	101,017,081,114	101,017,081,114	101,017,081,114
Earning per shares (in Chilean pesos) (in Pesos per share)	$ 11.73	$ 12.36	$ 13.6
Diluted earnings per share:
Net income attributable to bank´s shareholders (in million Chilean pesos) (in Pesos)	$ 1,185,413	$ 1,248,476	$ 1,374,026
Weighted average number of ordinary shares	101,017,081,114	101,017,081,114	101,017,081,114
Assumed conversion of convertible debt
Adjusted number of shares	101,017,081,114	101,017,081,114	101,017,081,114
Diluted earnings per share (in Chilean pesos) (in Pesos per share)	$ 11.73	$ 12.36	$ 13.6